UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Landmark Infrastructure Partners LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than Registrant)

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Dear LMRK Investor –

As a private fund investor who invested in one of the Landmark Funds (Fund A, C, D, E, F and G) that have been liquidated and sold to Landmark Infrastructure Partners LP (“LMRK” or the “Partnership”), you likely received and may still own LMRK common units. On April 20, 2017, LMRK announced a proposed reorganization of the Partnership designed to broaden its investor appeal by simplifying tax reporting for investors and substantially eliminating unrelated business taxable income (“UBTI”). A proxy statement seeking the approval of an amendment to the Partnership’s limited partnership agreement (the “Amendment”) to facilitate the reorganization has been filed with the Securities and Exchange Commission and, at this point, you should have received your proxy materials and voting instructions via e-mail or regular mail. For your convenience, we have also attached the proxy statement to this e-mail. The Amendment will impose certain ownership limitations and transfer restrictions on partnership interests in the Partnership. These limitations and restrictions will prevent the Partnership from having five or fewer individual investors who own 50% or more of the partnership interests in the Partnership. For reasons detailed below, the board of directors of LMRK’s general partner (the “Board of Directors”) believes the Amendment is advisable and in the best interests of the Partnership.

We appreciate your support and encourage you to vote. Please note that within the next few days you will receive a duplicate proxy card, which will include your voting control number.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

You may submit your proxy by internet, telephone or mail via the following:

•	Vote by Internet: www.envisionreports.com/LMRK

(Note: You will need to enter your control number, which is printed on your proxy card or e-mail)

•	Vote by Telephone (Toll Free): 800-652-VOTE (8683)

(Note: You will need to enter your control number, which is printed on your proxy card or e-mail)

•	Vote by Mail: Please use the proxy card and envelope that was enclosed via mail

In an April 2017 press release, the Partnership proposed a reorganization of its legal structure intended to broaden its investor base by both substantially eliminating UBTI allocated to tax-exempt investors and reducing the amount of state taxable income from states other than the state of residence for most individual unitholders. The implementation of the changes contemplates moving the Partnership’s assets under a subsidiary intended to be taxed as a real estate investment trust (“REIT”). If successfully implemented, the Partnership’s reporting on Schedule K-1 is expected to be simplified to include predominantly dividends and other corporate distributions and related expenses. These proposed changes are not expected to be completed until the unitholders approve the Amendment.

Please contact our proxy solicitation agent (Morrow Sodali LLC) or Marcelo Choi (VP of Investor Relations), for any questions, additional copies of the proxy statement, or assistance in voting.

Proxy Solicitation Agent:

Morrow Sodali LLC

470 West Avenue – 3rd Floor

Stamford, CT 06902

Email: LMRK.info@morrowsodali.com

Phone toll free: (877) 787-9239 or collect: (203) 658-9400

Investor Relations Contact Info:

Marcelo Choi

Vice President, Investor Relations

ir@landmarkmlp.com

(213) 788-4528

Please disregard this email if you did not own any LMRK units as of the record date of May 23, 2017.

Dear LMRK Investor –

As a private fund investor who invested in one of the Landmark Funds (Fund A, C, D, E, F and G) that have been liquidated and sold to Landmark Infrastructure Partners LP (“LMRK” or the “Partnership”), you likely received and may still own LMRK common units. On April 20, 2017, LMRK announced a proposed reorganization of the Partnership designed to broaden its investor appeal by simplifying tax reporting for investors and substantially eliminating unrelated business taxable income (“UBTI”). A proxy statement seeking the approval of an amendment to the Partnership’s limited partnership agreement (the “Amendment”) to facilitate the reorganization has been filed with the Securities and Exchange Commission and, at this point, you should have received your proxy materials and voting instructions via e-mail or regular mail. For your convenience, we have also attached the proxy statement to this e-mail. The Amendment will impose certain ownership limitations and transfer restrictions on partnership interests in the Partnership. These limitations and restrictions will prevent the Partnership from having five or fewer individual investors who own 50% or more of the partnership interests in the Partnership. For reasons detailed below, the board of directors of LMRK’s general partner (the “Board of Directors”) believes the Amendment is advisable and in the best interests of the Partnership.

We appreciate your support and encourage you to vote. Please note that within the next few days you will receive a duplicate voting instruction form, which will include your voting control number.

The BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

You may submit your proxy by internet, telephone or mail via the following:

•	Vote by Internet: www.proxyvote.com

(Note: You will need to enter your control number, which is printed on your proxy card or e-mail)

•	Vote by Telephone (Toll Free): 800-454-VOTE (8683)

(Note: You will need to enter your control number, which is printed on your proxy card or e-mail)

•	Vote by Mail: Please use the voting instruction form and envelope that was enclosed via mail

In an April 2017 press release, the Partnership proposed a reorganization of its legal structure intended to broaden its investor base by both substantially eliminating UBTI allocated to tax-exempt investors and reducing the amount of state taxable income from states other than the state of residence for most individual unitholders. The implementation of the changes contemplates moving the Partnership’s assets under a subsidiary intended to be taxed as a real estate investment trust (“REIT”). If successfully implemented, the Partnership’s reporting on Schedule K-1 is expected to be simplified to include predominantly dividends and other corporate distributions and related expenses. These proposed changes are not expected to be completed until the unitholders approve the Amendment.

Please contact our proxy solicitation agent (Morrow Sodali LLC) or Marcelo Choi (VP of Investor Relations), for any questions, additional copies of the proxy statement, or assistance in voting.

Proxy Solicitation Agent:

Morrow Sodali LLC

470 West Avenue – 3rd Floor

Stamford, CT 06902

Email: LMRK.info@morrowsodali.com

Phone toll free: (877) 787-9239 or collect: (203) 658-9400

Investor Relations Contact Info:

Marcelo Choi

Vice President, Investor Relations

ir@landmarkmlp.com

(213) 788-4528

Please disregard this email if you did not own any LMRK units as of the record date of May 23, 2017.